EXHIBIT 10 (ii)




                                 LEASE AGREEMENT BY
                                    AND BETWEEN

                                   BMS ASSOCIATES
                                      (LESSOR)

                                         AND

                                 GRAHAM-FIELD, INC.
                                      (LESSEE)

DATED: February 7, 1996




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    THIS LEASE,  made this 7th day of February,  1996, between BMS ASSOCIATES,

a partnership of  the State of New  Jersey, whose mailing address  is P.O. Box

603, New York, New York 10024 (hereinafter  called "Lessor") and GRAHAM-FIELD,

INC., a corporation of  the State of  New York, whose  mailing address is  400

Rabro Drive, Hauppauge, New York 11788 (hereinafter called "Lessee").

                               REFERENCE    PAGE

                    BASIC LEASE PROVISIONS AND DEFINITIONS

    In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease should have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

    1. "Additional Rent" shall mean, all sums in addition to Basic Rent payable by Lessee to Lessor pursuant to the provisions of this Lease.

    2.    "Broker" shall mean, Grubb & Ellis.

    3.    "Commencement Date" is February 7, 1996.

    4. "Demised Premises" or "Premises" shall mean, 51,459.13 square feet of space at 525 Main Street, Belleville, New Jersey as shown on Schedule "A" attached hereto.

    5.    "Basic Rent" shall mean, the minimum amount payable as follows:

                     Yearly Rate:              $159,523.30
                     Monthly Installment:      $ 13,293.61

    6. "Permitted Use" shall be for distributing, marketing, selling and repackaging of medical surgical supplies and other health care products and, provided the consent of Lessor is obtained which consent shall not be unreasonably withheld, any other lawful use.



    7. "Term" shall mean five (5) months and twenty-three (23) days from the Commencement Date unless extended pursuant to the option contained in paragraph 52 hereof.


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     8.     "Termination Date" shall be July 31, 1996.
     9.     "Building" shall mean, 525 Main Street, Belleville, New
Jersey.

    10. "Building Area" shall mean, the Building, other buildings, land and improvements which comprise the property commonly known as 525 Main Street, Belleville, New Jersey, as shown on Schedule A-1.

    11. "Lessee's Percentage" shall mean: 25.68%, subject to adjustment as set forth in Paragraph 36B.

    The following Exhibits attached to this Lease are incorporated herein and made a part hereof.

                  Schedule A  . . . . . . .   Premises

                  Schedule A-1  . . . . . .   Building Area



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    For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

    1. DESCRIPTION. Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, the Demised Premises as defined on the Reference Page (hereinafter call "Demised Premises" or "Premises") as shown on the plan or plans, initialed by the parties hereto, marked Schedule "A" attached hereto and made part of this Lease in the Building as defined on the Reference Page which is situated on that certain parcel of land (hereinafter called "Building Area") as described on the Reference Page, together with the right to use in common with other tenants the Building common driveway. Lessee's occupancy of the Demised Premises shall include a minimum of fifteen (15) spaces. Lessor shall not be responsible for any damage or theft of any vehicle in the parking area and shall not be required to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking area.

    2. TERM. The Premises are leased for the Term to commence on the Commencement Date and to end at 12:00 midnight on the Termination Date, all as defined on the Reference Page. The Term of this Lease with respect to the Interior Space shall end on the date specified in a notice made by either party in accordance with Paragraph 56 hereof.

    3. BASIC RENT.

       A. The Lessee shall pay to the Lessor during the Term basic rent as defined on the Reference Page (hereinafter "Basic Rent") payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Basic Rent shall accrue at the Yearly Rate as defined on the Reference Page and shall be payable in advance on the first day of each calendar month during the Term at the Monthly Installments as defined on the Reference Page, each, except that a proportionately lesser sum may be paid for the first and last months of the Term of this Lease if the Term commences on a day other than the first day of the month, in accordance with the provisions of this Lease herein set forth.

           Lessor acknowledges receipt from Lessee of the Lessee's check, subject to collection, for Basic Rent for the month of February, 1996.

Except as expressly provided herein to the contrary, Lessee shall pay Basic Rent, and any "Additional Rent" as hereinafter provided, to Lessor at Lessor's above stated address, or at such other place as Lessor may designate in writing, without demand and without counterclaim, deduction or setoff. Additional Rent as used in this Lease shall mean any charges, costs, expenses, additional rent or other monies payable by Lessee hereunder.

       B.    The Basic Rent and Additional Rent shall be paid to
Landlord without notice or demand and without abatement, deduction or setoff.

    4. USE AND OCCUPANCY. Lessee shall use and occupy the Premises only for the Permitted Use as defined on the Reference Page.

    5.     CARE AND REPAIR OF PREMISES.

       A. (i) Throughout the Term of this Lease, Lessee, at its sole cost and expense, shall perform normal maintenance and repair of the Demised Premises, including, but not limited to, plumbing, sprinklers, electrical systems, doors, dock levellers, interior painting, parking area, driveways and fences, all alleyways and passageways and the sidewalks, curbs, lawns and vaults adjoining the same and shall keep the same in good order and condition, except for reasonable wear and tear after the last necessary repair, replacement, restoration or renewal made by Lessee pursuant to its obligations hereunder, and make all necessary repairs thereto, interior and exterior, ordinary and extraordinary, and foreseen and unforeseen. All repairs made by Lessee shall be made in a workmanlike fashion; (ii) Lessee's responsibility pursuant to this Paragraph 5A and for maintaining the Heating System pursuant to Paragraph 5(F) shall be limited to $750 during the Term and $750 during the Renewal Term ($1,500 overall) if the Renewal Option is exercised.

       B. Lessee shall put, keep and maintain all portions of the Demised Premises and the lawns, alleyways, parking area, driveways and passageways adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

       C. The Lessor shall make, at its own cost and expense, all necessary repairs to the roof, structure and foundation of the Premises, unless the exterior of the said Premises or the roof, structure or foundation have been damaged by the Lessee, its agents, servants or employees, in which event the Lessee, at its own cost and expense, shall make the necessary repairs and shall perform all other repairs of the Premises which are not the responsibility of Lessee pursuant to paragraph 5A above.

       D. Lessee shall not, during the Term hereof, commit any act or omission to act (i.e. leaving doors open) which would allow the

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sprinkler and plumbing systems to freeze.

       E. Not later than the last day of the term, Lessee shall, at Lessee's expense, remove all Lessee's personal property and those improvements made by Lessee which have not become the property of Lessor, including trade fixtures, cabinetwork, movable paneling, partitions and the like; repair all injury done by or in connection with the installation or removal of said property and improvements; and surrender the Premises in as good condition as they were at the beginning of the term, reasonable wear and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Lessee, Lessee's agents, servants, visitors or licensees excepted. All other property of Lessee remaining on the Premises after the last day of the term of this Lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal, if Lessee fails to remove same within five (5) days written notice from Lessor. Lessor may have any such property store at Lessee's risk and expense.

       F. The Premises and the adjacent premises in the Building share one heating system ("Heating System"). The Lessee shall pay as Additional Rent, 53.27% of the cost of utilities consumed by the Heating System and 53.27% of the cost of normal maintenance and repair of the Heating System. All payments made by the Lessee pursuant to this paragraph 5F shall be Additional Rent and shall be paid by Lessee within ten (10) days of demand. Lessor shall cause copies of the utility bills for operation of the Heating System to be provided to Lessee.

     6. ALTERATIONS, ADDITIONS OR IMPROVEMENTS. No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased Premises without the written consent of the Lessor which shall not be unreasonably withheld. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to-the said Premises, except movable trade fixtures, shall belong to and become the property of the Lessor and shall be surrendered with the Premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation or injury. Lessee shall have and retain the ownership of and title to all decorations, removable installations, furnishings, business equipment, and fixtures from time to time furnished and installed by Lessee, at the Lessee's sole expense, all of which Lessee shall remove at any time during the term of this Lease, or any renewal or extension thereof, provided that Lessee shall at Lessee's expense fully repair any and all damage to

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the Demised Premises caused by any such removal.

     7. ACTIVITIES INCREASING FIRE INSURANCE RATES. Lessee shall not do or suffer anything to be done on the Premises which will increase the rate of fire insurance on the Premises or Building, it being understood for purposes of this Paragraph 7 that Lessee shall not be responsible for any increase in insurance premiums as a result of using the Premises for distributing, marketing, selling and repackaging medical surgical supplies and other health care products.

     8.    ASSIGNMENT AND SUBLEASE.

       A. Lessee may not assign this Lease or sublet all or a part of the Premises without the written consent of Lessor which consent shall not be unreasonably withheld. Lessee agrees that no such assignment or subletting shall be effective unless and until Lessee gives Lessor written notice thereof, together with a true copy of the assignment or of the sublease.
Notwithstanding the foregoing, Lessee may sublet the Premises or any portion thereof to an affiliated company of Lessee.

       B. Lessee shall not encumber the Lease without the prior written consent of Lessor.

       C. Any permitted subletting or assignment hereunder by Lessee shall not result in Lessee being released or discharged from any liability under this Lease. An assignee shall agree in writing to comply with and be bound by all the terms, covenants, conditions, provisions and agreements of this Lease. The sub-tenant shall agree in writing that the sublease is subordinate and subject to this Lease. Lessee shall deliver to Lessor, promptly after execution, an executed copy of each sublease or assignment and an agreement of said compliance by each sublease or assignee.

       D. The Lessee and each assignee shall promptly pay to Lessor any consideration received for any assignment and in the event of a sublease, all of the rent, as and when received, in excess of the rent required to be paid by Lessee for the area sublet, computed on the basis of an average square foot rent for the gross square footage Lessee has leased.


       E. Lessor's consent to any sale, assignment, encumbrance, subletting, occupation, liens or other transfers of this Lease, shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent of such occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfers of this Lease which does not comply with the provisions of this paragraph 8 shall be void and

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shall be a default hereunder.

       F. Lessee acknowledges that its sole remedy with respect to any assertion that Lessor's failure to consent to any sublet or assignment is in breach of this Lease shall be the remedy of specific performance, and Lessee shall have no other claim or cause of action against Lessor as a result of Lessor's actions in refusing to consent thereto.

     9.    COMPLIANCE WITH LAW.

       A. The Lessee covenants and agrees that upon acceptance and occupancy of the Premises, it will during the lease term, promptly, at Lessee's cost and expense, execute and comply with all material statutes, ordinances, rules, orders, regulations and requirements of the Federal, State
and Municipal governments and of any and all their    instrumentalities,
departments    and bureaus, applicable to the Premises.

       B. The Lessee covenants and agrees, at its own cost and expense, to comply with such regulations or requests as may be required by the fire or liability insurance carriers providing insurance for the Premises, and will
further comply with such other requirements    that may be promulgated by the
Board of Fire Underwriters, in connection with the use and occupancy by the Lessee of the Premises in the conduct of its business.

       C. The Lessee covenants and agrees that it will not commit any nuisance, nor permit the emission of any objectionable sound, noise or odors which would be violative of any applicable governmental rule or regulation or would per se create a nuisance. The Lessee further covenants and agrees that it will handle and dispose of all rubbish, garbage and waste in connection with the Lessee's operations in the Premises in accordance with reasonable regulations established by the Lessor from time to time in order to keep the Premises in an orderly condition and in order to avoid unreasonable emission of dirt, fumes, odors or debris which may constitute a nuisance or induce pests or vermin.

       D. In case the Lessee shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, or in case the Lessee shall neglect or fail to make any necessary repairs, then the Lessor or the Lessor's agents may after thirty (30) days' notice unless such compliance or repair is of a nature that cannot be completed within thirty (30) days provided Lessee is diligently prosecuting such repair (except for emergency repairs, which may be made immediately) enter the Premises and make said repairs and comply

                                      -5-


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with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the cost and expense of the Lessee and in case of the Lessee's failure to pay therefor, the said cost and expense shall be added to the next month's rent and be due and payable as such. This provision is in addition to the right of Lessor to terminate this Lease by reason of any default on the part of Lessee, subject to the rights of Lessee as hereinabove mentioned in the manner as in this Lease otherwise provided.

       E. Lessor represents to Lessee that, as of the date hereof, it has no knowledge that the Premises are in violation of any laws, orders, ordinances and regulations of federal, state, county and municipal authorities having jurisdiction thereof.

    10.    DAMAGES TO BUILDING.

       A. In case of any damage to or destruction of any portion of the Building of which the Premises is a part by fire or other casualty occurring during the term of this Lease (or previous thereto), which shall render one-third (1/3) or more of the Premises untenantable or unfit for occupancy (the foregoing shall be called "Total Destruction") then, and in such event, the term hereby created shall, at the option of either party, upon written notice to the other by certified mail, return receipt requested, within fifteen (15) days of such fire or casualty, cease and become null and void from the date of such Total Destruction. In such event the Lessee shall immediately surrender the Premises and the Lessee's interest in said Lease, to the Lessor, and the Lessee shall only pay rent to the time of such Total Destruction in which event, the Lessor may re-enter and re-possess the Premises thus discharged from this Lease and may remove all parties therefrom. However, in the event of Total Destruction of the Premises as hereinbefore defined, if neither party shall elect not to cancel this Lease within fifteen (15) day period hereinabove provided, the Lessor shall thereupon repair and restore the Demised Premises with reasonable speed and dispatch, and the rent shall be abated after said damage or while the repairs and restorations are being made.

       B. In the event of any other casualty which shall not be tantamount to Total Destruction the Lessor shall repair and restore the Demised Premises with reasonable speed and dispatch, and the rent shall be abated proportionately.

       C. In the event of such fire or casualty as above provided wherein the Lessor shall rebuild, the Lessee agrees, at its cost and expense, to forthwith remove any and all of its equipment, fixtures, stock and personal property as the same may be required to permit Lessor to expedite rebuilding and/or repair. In any event,

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the Lessee shall assume at its sole risk the responsibility for damage or security with respect to such fixtures and equipment in the event the Building Area where the same may be located has been damaged so that the said Building Area is not secure.

       D. The Lessee agrees that the said Lessor's agents, and other representatives, shall have the right to enter into and upon the Premises, or any part thereof, at all reasonable hours for the purpose of examining the same upon reasonable advance notice of not less than twenty-four (24) hours (except in the event of emergency), or making such repairs or alterations therein as may be necessary for the safety and preservation thereof, or to repair and maintain the common utilities without unduly or unreasonably disturbing the operations of the Lessee (except in the event of emergency).

    11.    EMINENT DOMAIN.   If Lessee's use of the Premises is materially
adversely affected due to the taking by eminent domain of the Premises or any part thereof or any estate therein, then in such event, this Lease shall terminate on the date when title vests pursuant to such taking. The Basic Rent, and any Additional Rent, shall be apportioned as of said termination date and any Basic or Additional Rent paid for any period beyond said date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file separate claim, including but not limited to, for any taking of fixtures and improvements owned by Lessee which have not become the Lessor's property, and for moving expense, provided the same shall in no way affect or diminish Lessor's award. In the event of a partial taking which does not effect a termination of this Lease but does deprive Lessee of the use of a portion of the Premises there shall either be an abatement or an equitable reduction of the Basic Rent, and an equitable adjustment reducing the Additional Rent on the period for which and the extent to which the Premises so taken are not reasonably usable for the purpose for which they are leased hereunder.

    12. INSOLVENCY OF LESSEE. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act, shall constitute a default of this Lease by Lessee, and Lessor may terminate this Lease forthwith and, upon notice of such termination, Lessee's right to possession of the Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor but Lessee shall remain liable as hereinafter provided in Paragraph 14 hereof.

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

    13.   LESSOR'S REMEDIES ON DEFAULT.

       A. Each of the following shall be deemed a default by Lessee and a breach of the Lease:

                 (i) The payment of the Basic Rent or Additional Rent herein reserved or any part thereof is not paid within ten (10) days of when the same is due and payable as in this Lease required.



                 (ii) A default in the performance of any other covenant or condition of this Lease on the part of the Lessee to be performed for a period of thirty (30) days after notice (it being intended in connection with a default not susceptible of being cured with due diligence within said thirty
(30) day period that the time of Lessee within which to cure the same shall be extended for such periods as may be necessary to complete the same with all due diligence).

                 (iii)      A breach of Paragraph 12 hereof.

       B. In case of any such default under subparagraph 13(A), at any time following the expiration of the respective grace periods above mentioned, Lessor may serve a notice upon the Lessee electing to terminate this Lease upon a specified date set forth therein and this Lease shall then expire on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted.

       C. In case this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, Lessor or its agents may, immediately or any time thereafter, re-enter and resume possession of the Premises or such part thereof, and remove all persons and property therefrom, either by summary proceedings or any damages therefor. No re-entry by Lessor shall be deemed an acceptance of or surrender of this Lease.

       D. In case this Lease shall be terminated as herein provided, or by summary proceedings or otherwise, Lessor may, in its own name and in its own behalf, relet the whole or any portion of the Premises, for any period equal to or greater or less than the remainder of the then current terms, for any sum which it may deem reasonable, to any tenant which it may deem suitable and satisfactory and in connection with any such lease Lessor may make such changes in the character of the improvements on the Premises as Lessor may determine to be appropriate or helpful in effecting such lease and may grant concessions or free rent. Lessor shall not in any event be required to pay Lessee any surplus of any sums received by Lessor on

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a reletting of the Premises in excess of the rent reserved in this Lease.

    14. DEFICIENCY. In any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, at Lessor's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof as agent of Lessee or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to the original expiration date of this Lease, at Lessor's option, and receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as Lessor may have reasonably incurred in connection with the recovery of possession, cleaning the Premises and removing Lessee's property from the Premises, compliance with ISRA (as hereinafter defined) or preparing for reletting, and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the costs and expenses of performance of the other covenants of Lessee as herein provided. Lessee agrees, in any such case, whether or not Lessor has relet, to pay to Lessor damages equal to the Basic Rent and other sums herein agreed to be paid by Lessee, less the net proceeds of the reletting, if any, as ascertained from time to time and the same shall be payable by Lessee on the several rent days above specified. Lessee shall not be entitled to any surplus accruing as a result of any such reletting. In reletting the Premises as aforesaid, Lessor may grant rent concessions, and Lessee shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof.

    Alternately, in any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, at Lessor's option, and at any time thereafter, and without notice or other action by Lessor, and without prejudice to any other rights or remedies it might have hereunder or at law or equity, become entitled to recover from Lessee, as damages for such breach, to the date of re-entry, expiration and/or dispossession, an amount equal to the difference between the Basic Rent and Additional Rent reserved in this Lease from the date of such default to the date of expiration of the original term demised and the then fair and reasonable rental value of the Premises for the same period. Said damages shall become due and payable to Lessor immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease be terminated, without regard to the manner in which it is terminated. In the computation of such damages, the difference between any installments of rent (Basic and Additional) thereafter becoming due and the fair and reasonable rental value of

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the Premises for the period for which such installment was payable shall be discounted to the date of such default at the rate of not more than four (4%) percent per annum.

Lessee hereby waives all right of redemption to which Lessee or any person under Lessee might be entitled by any law now or hereafter in force.

    Lessor's remedies hereunder are in addition to any remedy allowed by law.

    15. SUBORDINATION OF LEASE.

     This Lease shall be subject and subordinate to any underlying leases and to any mortgage and/or trust deed which may now or hereafter affect the real property of which the Premises form a part, and also to all renewals, modifications, consolidations and replacements of said underlying leases and said mortgage and/or trust deed. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of said mortgage and trust deeds or by any of the lessors under such underlying leases. If any underlying lease to which this Lease is subject terminates, Lessee shall, on timely request, attorn to the owner of the reversion. Lessor represents to Lessee that the Building Area is encumbered by one mortgage held by First Fidelity Bank, N.A. ("Mortgage") and that the Mortgage is in good standing and not in default. Should this Lease be terminated prior to the Termination Date as a result of a foreclosure of a mortgage on the Building Area, Lessor shall be responsible for reimbursing Lessee the cost incurred by Lessee for moving expenses to alternate space within the Essex County, New Jersey area.

     16. RIGHT TO CURE LESSEE'S BREACH. If Lessee breaches any covenant or condition of this Lease, and fails to cure same in the time period specified in paragraph 13 hereof (except that no notice need be given in case of emergency), Lessor may cure such breach at the expense of Lessee and the reasonable amount of all reasonable expenses, including attorney's fees, incurred by Lessor in so doing shall be deemed Additional Rent payable on demand; provided, however, that this provision shall not impose any obligation upon Lessor to cure such default.

     17. CONSTRUCTION LIENS. Lessee shall, within thirty (30) days after notice from Lessor, discharge or satisfy by bonding or otherwise any construction liens for services, materials or labor claimed to have been furnished to the Premises on Lessee's behalf.

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   18. RIGHT TO INSPECT AND REPAIR. Lessor may enter the Premises but shall not be obligated to do so (except as required by any specific provision of this Lease) at any reasonable time on reasonable notice to Lessee during business hours (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacements or additions in, to, on or about the Premises or the Building required to be made by Lessor pursuant to this Lease. Lessee agrees to allow Lessor's insurance inspectors access to the Premises on reasonable notice to Lessee for the purpose of inspection. Lessee shall have no claims or cause of action against Lessor by reason thereof. In no event shall Lessee have any claim against Lessor for interruption to Lessee's business, however occurring, unless Lessor is negligent.

   19. INSURANCE.

       A. Lessee, at its sole cost and expense, shall maintain:

      (i) For the mutual benefit of Lessor and Lessee, general public liability insurance against claims for bodily injury, death or property damage, occurring upon, in or about the Demised Premises, or the elevators or any escalators, and on, in or about the adjoining loading docks, driveways, parking area, sidewalks and passageways (including, without limitation, personal injury, death or property damage resulting directly or indirectly from any change, alteration, improvement or repair thereof) for at least $1,000,000 for any one accident and $1,000,000 for injury to any one individual and $500,000 for damage to property and in such greater or lesser limits as may be determined pursuant to Section 19(E) hereof;

     (ii) Such other insurance and in such amounts as may, from time to time, be reasonably required by Lessor against other insurable hazards which at the time are customarily insured against in the case of premises similarly situated in the Township of Belleville, New Jersey, to the type of building, its construction, use and occupancy.

       B. All insurance provided for in this Article shall be effected under valid and enforceable policies issued by insurers of recognized responsibility. Upon the execution of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article, originals of the policies (or, in the case of general public liability insurance, certificates of the insurers) bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Lessor of such payment, shall be delivered by Lessee to Lessor, except that whenever this Lease or any renewal thereof shall be

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mortgaged, such policies of insurance may be lodged with a first mortgagee until the mortgage debt shall be paid or the Term of the Lease and any renewals thereof shall sooner end and certificates of such policies shall meanwhile be delivered to Lessor.

       C. Except with respect to the insurance required by Paragraph 19(A)(i) hereof, neither Lessor nor Lessee shall take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by Lessee unless Lessor and Lessee are included therein as the insured, with loss payable as in this Lease provided. Each party shall immediately notify the other of the placing of any such separate insurance and shall cause the same to be delivered as in Paragraph 19(B) hereof required.

       D. (i) All policies of insurance provided for in Paragraphs 19(A) hereof shall name Lessor and Lessee as the insured as their respective interests may appear, and also, any fee mortgagee, when requested, as the interest of any such mortgagee may appear, by standard mortgagee clause. In case of such damage or destruction, the loss shall be adjusted with the insurance companies by Lessor and any fee mortgagee, and the proceeds of any such insurance, as so adjusted, shall be payable in accordance with directions of Lessor's mortgagee.

        (ii) All such policies shall provide that the loss, if any, thereunder shall be adjusted and paid as hereinabove provided. Each such policy shall contain a provision that no act or omission of Lessee or any sublessee shall affect or limit the obligation of the insurance company so to pay the amount of any loss sustained.

       E. Lessor may reasonably require Lessee to increase the amount of liability insurance provided for in Paragraph 19(A)(i) should circumstances change so that such increased amounts are required for properties similar to the Premises.

     20. INTERRUPTION OF SERVICES OR USE. Interruption or curtailment of any service maintained in the Building or use of the Premises shall not entitle Lessee to any claim against Lessor or to any abatement in rent; provided, however, should use of the Premises or any material service be interrupted or curtailed so as to materially interfere with Lessee's use of the Premises for three (3) consecutive business days and should Lessor fail to cure such interruption or curtailment within two (2) business days of written notice by Lessee, Lessee may within ten (10) days of such notice to Lessor terminate this Lease.

    21.     UTILITIES.

       A. The Lessee shall pay, as Additional Rent, each month, the Lessee's Percentage of all the rents or charges for electricity, gas, water, the ADT Alarm service for the sprinkler, serving the Building and Building Area used by the Lessee which are or may be assessed or imposed upon the Building.

       B. Lessee covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installation.

       C. Subject to the provision of Paragraph 20, Lessor shall not be liable in any way to Lessee for any loss, damage or expense which Lessee may sustain or incur as a result of any failure, defect or change in the quantity or character of electrical energy nor for any interruption in supply of any utility serving the Premises.

     22. LESSEE'S ESTOPPEL. Lessee shall, from time to time, on not less than ten (10) days prior written request by Lessor, execute, acknowledge and deliver to the Lessor a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification, the dates to which the rents and charges have been paid and, to the best of the Lessee's knowledge, whether or not the Lessor is in default hereunder, and if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Paragraph 22 may be relied on by a prospective purchaser of Lessor's interest or mortgagee of Lessor's interest or assignee of any mortgage of Lessor's interest.

     23. CONDITION OF PREMISES. Neither the Lessor nor its agents have made any representations with respect to the Premises, or the land upon which the Building is erected, except as expressly set forth herein, and no rights, easements or licenses are acquired by Lessee by implication or otherwise, except as expressly set forth in the provisions of this Lease. The Lessee accepts the Premises in their existing condition. In no event shall the Lessor be liable for any defect in such property or for any limitation on its use, except as expressly set forth herein.

     24. WAIVER OF TRIAL BY JURY. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

     25. LATE CHARGE.
       A. Lessee recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Lessor, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Lessee therefore agrees that if rent or any other sum is due and payable pursuant to this Lease, and such amount remains due and unpaid ten (10) days after said amount is due, such amount shall be increased by a late charge in an amount equal to five (5%) percent of the amount overdue. The amount of the late charge to be paid by Lessee shall be reassessed and added to Lessee's obligation for each successive monthly period until paid.

       B. In addition to the late charge specified in Subparagraph 25A above, the Lessee shall pay interest at the rate of twenty (20%) percent per annum to the Lessor on any amounts which are more than sixty (60) days past due.

       C. The provisions of this Paragraph 25 in no way relieves Lessee of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Paragraph 25 in any way affect Lessor's remedies pursuant to Paragraph 13 in the event said rent or other payment is unpaid after date due.

     26. NO OTHER REPRESENTATIONS. No representations or promises shall be binding on the parties herreto except those representations and prmises contained herein or in some future writing signed by the party mawriting signed promise(s).

     27. QUIET ENJOYMENT. Lessor covenants that if, and so long as, Lessee pays the Basic Rent, and any Additional Rent as herein provided, and performs the covenants hereof, Lessor shall do nothing to interfere with Lessee's right to peaceable and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease.

     28. INDEMNITY. Lessee shall indemnify and save harmless Lessor and its agents against and from (a) any and all claims arising from any negligent or otherwise wrongful act or omission of Lessee or any of its subtenants, invitees or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding. Should any such claim or action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall resist and defend such claim or action or proceeding.

     29. PARAGRAPH HEADINGS. The paragraph headings in this Lease and position of its provisions are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

     30. APPLICABILITY TO HEIRS AND ASSIGNS. The provisions of this Lease shall apply to, bind and inure to the benefit of Lessor and Lessee, and their respective heirs, successors, legal representatives and assigns. It is understood that the term "Lessor" as used in this Lease means only the owner, a mortgagee in possession or an underlying lessee of the Premises, so that in the event of any sale of the Premises or of any such lease thereof, or if a mortgagee shall take possession of the Premises, the Lessor named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the underlying lessee of the Premises, or the mortgagee in possession, has assumed and agreed to carry out any and all covenants and obligations of Lessor hereunder.

     31. LESSOR'S LIABILITY FOR LOSS OF PROPERTY. Lessor shall not be liable for any loss of property or damages from any cause whatsoever, including, but not limited to, a failure to perform its obligations pursuant to Paragraph 5(C) hereof, theft or burglary from the Premises, and Lessee covenants and agrees to make no claim for any such loss at any time. The sole liability of Lessor pursuant to Paragraph 5(C) shall be to make the repairs referred to therein.

     32. PARTIAL INVALIDITY. If any of the provisions of this Lease, or the application thereof, to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     33. BROKER. The parties represent and warrant to one another that the Broker, as defined on the Reference Page, is the sole broker with whom the parties have negotiated in bringing about this Lease and the parties agree to indemnify and hold one another harmless from any and all claims of other brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into this Lease by Lessor and Lessee. Lessor shall pay any commission due the Broker pursuant to a separate agreement and agrees to indemnify and hold Lessee harmless in connection with any claims by Broker for a commission regarding this Lease.

     34. PERSONAL LIABILITY. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that there shall be absolutely no personal liability on the part of Lessor, its partners, their heirs, successors, assigns or any mortgagee in possession (for the purposes of this paragraph, collectively referred to as "Lessor"), with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the Demised Premises, the land and improvements thereon and the Lessor's equity therein, if any, for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exceptions whatsoever.

     35. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of or offer to lease or option for the Premises, and this Lease Agreement becomes effective as Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.

     36. DEFINITIONS.
       A. Force Majeure. Force Majeure shall mean and include those
             -------------  -------------
situations beyond Lessor's control, including by way of example and not by way of limitation, failure of federal, state or municipal officials to issue necessary permits or licenses, acts of God, accidents, repairs, strikes, shortages of labor, supplies or materials, or inclement weather or where applicable, the passage of time while waiting for an adjustment of insurance proceeds.

       B. Lessee's Percentage. Lessee's Percentage wherever that phrase is
          -------------------
used, shall be as defined on the Reference Page, which the parties agree reflects and will be continually adjusted to reflect the ratio of gross square feet of the area rented to Lessee (including an allocable share of all common facilities) as compared with the total number of gross square feet of the entire Building (or additional Buildings that may be constructed within the Building
Area). Lessor shall have the right to make changes or revisions in the Building so as to provide additional leasing area. Lessor shall also have the right to construct additional buildings in the Building Area for such purposes as Lessor may deem appropriate, and subdivide the lands for that purpose if necessary, and upon so doing, the Building Area shall become the subdivided lot on which the Building in which the Demised Premises is located.

     37. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered mail or certified mail in a postpaid envelope addressed, if to Lessee, at Lessee's address set forth above; if to Lessor, at Lessor's address as set forth above; or, to either at such other address as Lessee or Lessor, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, on delivery thereof, and if mailed, upon the delivery to a branch of United States Postal Service or delivery to a recognized overnight delivery providing a receipt of delivery.

     38. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the Basic Rent and Additional Rent payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated Basic Rent and Additional Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Basic Rent or Additional Rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Basic Rent and Additional Rent or pursue any other remedy provided herein or by law.

     39. EFFECT OF WAIVER. No failure by Lessor to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Lessor to or of any breach of any covenant, condition or duty of Lessee shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless in writing signed by Lessor.

     40. RIGHT TO EXHIBIT. Lessee agrees to permit the Lessor and the Lessor's agents, employees or other representatives to show the Premises to persons wishing to rent the same and Lessee agrees that the Lessor or the Lessor's agents, employees or other representatives shall have the right to place notices on the front of the Premises or any part thereof offering the Premises for rent and the Lessor hereby agrees to permit the same to remain there without hindrance or molestation, provided same does not unreasonably interfere with the conduct of Lessee's business. Lessee agrees to permit the Lessor and Lessor's agents, employees or representatives to show the Premises to prospective purchasers or mortgagees at any time during the term hereof. Lessor shall use its best efforts to minimize interference with Lessee's use and enjoyment of the Premises during any such entries of the Premises.

     41. CORPORATE AUTHORITY. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation.

     42. DAMAGE. In case of the destruction of or the damage of any kind whatsoever to the Premises, caused by the carelessness, negligence or improper conduct on the part of the Lessee or the Lessee's agents, employees, guests, licensees, invitees, subtenants, assignees, or successors, the Lessee shall repair the said damage or replace or restore any destroyed parts of the Premises as speedily as possible at Lessee's own cost and expense.

     43. SIGNS. The Lessee shall not place nor allow to be placed any signs of any kind whatsoever upon, in or about the said Premises, except of a design and structure and in or at such places as may be indicated and consented to by the Lessor in writing, which consent shall not be unreasonably withheld, conditioned or delayed. In case the Lessor or the Lessor's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said Premises or any part thereof, they may be so removed, but shall be replaced at the Lessor's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Lessor shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

     44. MISCELLANEOUS.

       A. Lessee shall not be entitled to exercise any other option granted to it by this Lease at any time when Lessee is in default in the performance or observance of any of the covenants, agreements, terms, provisions or conditions on its part to be performed or observed beyond the applicable grace period provided in this Lease.

       B. This Lease shall be governed by and construed under the laws of the State of New Jersey.

     45. ENVIRONMENTAL MATTERS.

       A. Lessee shall, on or before the Termination Date, deliver to Lessor evidence of its compliance with the New Jersey Industrial Site Recovery Act. (N.J.S.A. 13:1K-6 et seq.) ("ISRA"). In the event that the Lessee fails to
- --------          ------
deliver such evidence to the Lessor on or before the Termination Date, then, and in such event and for every month or portion of month thereafter, the obligation of the Lessee to pay Basic Rent and other charges pursuant to this Lease shall be extended one (1) month beyond the Termination Date; provided that the Lessee shall have no right to occupy the Premises after the Termination Date and this Lease shall otherwise expire on the Termination Date in accordance with its terms. As used in this Lease, ISRA compliance shall include applications for determinations of non-applicability by the New Jersey Department of Environmental Protection.

       B. The Lessee agrees to defend, indemnify and hold harmless the Lessor from and against any and all losses and costs and expenses of litigation incurred by the Lessor arising out of or in any way connected with the application of the New Jersey Spill Compensation and Control Act
(N.J.S.A. 58:10-23 et seq.), ISRA, the Comprehensive Environmental Response
 -------           ------
Compensation Liability Act of 1980 (Pub. L. No. 96-510, 94th Stat. 2767, 1980), the New Jersey Air Pollution Control Act (N.J.S.A. 26:2C-1 et seq.), the
                                          -------          ------
Resource Consumer Recovery Act (42 U.S.C. 6901 et seq., the Clear Air Act
                                               ------
(42 U.S.C. 7401 et seq.) and any similar state or federal statutes
    -----       ------
(collectively, "Environmental Laws") to the Demised Premises or any part thereof by reason of the acts or omissions to act of Lessee, Lessee's subtenants, agents, licensees, invitees and employees. The Lessee covenants and agrees to take all necessary steps in order to prevent any liens pursuant to the Environmental Laws from attaching to the Demised Premises.

       C. Lessee shall not cause or permit to exist as a result of an intentional or unintentional action or omission on its part, its agents or invitees, a releasing, spilling, leaking, pumping, admitting, pouring, emptying or dumping of a "hazardous substance", as such term is defined in N.J.S.A.
                                                                  -------
58:10-23.11(b)(k) into or onto the Premises or the Building Area.

       D. Lessee's use and any subtenant's use of the Demised Premises during the term of this Lease will not involve the illegal generation, illegal manufacture, illegal refining, illegal transport, illegal treatment, illegal storage, illegal handling or illegal disposing of "hazardous waste" or "hazardous substances", as those terms are defined in the New Jersey Spill Compensation and Control Act. In the event the Lessee or any subtenant shall breach this provision or in any way conduct its operation on the Demised Premises or permit the Demised Premises to be used and maintained so as to subject to the Lessee or any subtenant of the Demised Premises to a claim or violation, the Lessee shall immediately remedy and fully cure such condition, at its own cost and expense, or cause such condition to be cured and shall defend, indemnify and save harmless the Lessor from any and all damages, remedial orders, judgments or decrees and all costs and expenses related thereto or arising therefrom, including, but not limited to, attorneys' and consultants' fees, cleanup, removal and restoration costs and loss rentals.

       E. Lessor hereby represents and warrants that there are no clean- up activities that are presently ongoing at the Premises arising out of or in any way connected with the application of any of the Environmental Laws [subject to asbestos investigation]; Lessor hereby agrees to defend, indemnify and hold harmless the Lessee from and against any and all loss, expense, cost, liabilities, penalties, fines or damages arising from Lessor's or any predecessor in interest's failure to perform, observe or comply with any and all provisions of the Environmental Laws. Lessor has no knowledge of the existence of any "Release" (as hereinafter defined) or the threat of any Release of any "hazardous substance" at, on, from or beneath the surface of the Premises. Lessor's liability shall include, but not be limited to Releases resulting from or arising out of any state of facts or conditions, known or unknown, existing on or prior to the Commencement Date of this Lease. Lessor further represents and warrants that there is no "Enforcement Notice" (as hereinafter defined) in effect relating to the Premises, and Lessor does not know of any facts which might result in the issuance of any Enforcement Notice to Lessor or any of its predecessors in interest, relating to or arising out of the ownership or occupancy of the Premises. As used herein, "Enforcement

Notice" means a summons, notice of violation, citation, directive, order, claim, litigation, investigation, judgment, letter or other communication, written or oral, actual or threatened from the Environmental Protection Agency, any other federal, state or local agency or authority, concerning any intentional or unintentional action or omission resulting or which might result in the Release of a hazardous substance. As used herein, "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of a hazardous substance of such magnitude as to contravene any standards promulgated under, or otherwise invoke the jurisdiction of, any of the above environmental laws.

     46. AMENDMENTS REQUIRED BY LENDER. If in connection with obtaining financing for the Premises, a bank, insurance company or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Lessee will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Lessee hereunder or materially decrease the obligations of Lessor hereunder or materially adversely impact upon Lessee's rights, remedies, use, enjoyment, occupancy, ingress or egress of and to the Premises nor its business in general. In addition thereto, Lessee shall furnish to any such mortgagee or proposed mortgagee copies of Lessee's latest financial statements, if any, duly certified by an independent certified public accounts, or if no such certified statement is available, then such statements shall be certified by the president of Lessee. If Lessee has no such statements, Lessee shall provide such alternate financial information as may reasonably be required by the mortgagee or proposed mortgagee.

     47. MUTUAL WAIVER OF SUBROGATION AND RELEASE. Lessor shall insure the Building of which the Demised Premises are a part, and Lessee shall insure the Demised Premises and its fixtures and contents against fire and other causes included in standard extended coverage by policies which shall include a waiver by the insurer of all right of subrogation against Lessor or Lessee in connection with any loss or damage thereby insured against. The Lessor hereby releases the Lessee, and the Lessee hereby releases the Lessor, and their respective officers, agents, partners, employees, invitees, servants, insurers or anyone claiming by, through or under each of them, from any and all claims or demands for damage, loss, expenses or injury to the Premises, the Building, the Building Area, as well as the furnishings, the fixtures, equipment, inventory or other property of either the Lessor or the Lessee or their respective officers, agents, partners, employees, servants, or invitees, in, about or upon the Premises, the Building or the Building Area caused by or resulting from perils, events or happenings of every kind or nature whatsoever, even though such damage or destruction maybe due to active and affirmative negligence or breach of duty on the part of the Lessor or the Lessee or their respective officers, agents, partners, employees, invitees and servants.

     48. LEASE COMMENCEMENT. Notwithstanding anything contained to the contrary, if Lessor for any reason whatsoever, cannot deliver possession of the Premises to the Lessee at the commencement of the agreed term as set forth in paragraph 2, this Lease shall not be void or voidable, nor shall Lessor be liable to let Lessee for any loss or damage resulting therefrom, but in that event, the Lease Term shall be for the full term as specified about to commence from and after the date Lessor shall have delivered possession of the Premises to Lessee (herein the "Commencement Date") and to terminate, at the end of Term specified in Paragraph 7 of the Reference Page, and if requested by Lessor, the Lessor and Lessee shall by writing signed by the parties, ratify and confirm said commencement and termination dates.

     49. ATTORNMENT. Lessee shall, if requested by a mortgagee of the Premises at any time, or in the event of any proceedings brought for the foreclosure of, in the event of exercise of the power of sale under any mortgage made by the Lessor covering the Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

     50. HOLDOVER BY LESSEE. In the event Lessee remains in possession of the Premises after the expiration of the tenancy created hereunder and without the execution of a new lease, Lessee, at the option of Lessor, shall be deemed to be occupying said Premises as a tenant from month-to-month at a monthly rental equal to two (2) times the sum of (i) the monthly installment of Basic Rent payable during the last month of the Lease Term, (ii) one sixth (1/6th) of the Additional Rent payable for the Lease Term or Renewal Term, as applicable, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

     51. FLAMMABLE SUBSTANCES. Lessee shall not store, or permit the storage of, flammable or hazardous substances at the Premises.

     52. RENEWAL OPTION.

       A. Subject to the provisions of Paragraph 52(B) below, Lessee shall have the option to renew ("Renewal Option") this Lease for an additional term of six
(6) months ("Renewal Term"), which Renewal Term shall commence upon the next day following the Termination Date. The terms, covenants and conditions during the Term of this Lease defined on the Reference Page shall be projected and carried over into the Renewal Term, except as specifically set forth below:

           The Basic Rent shall be THREE DOLLARS AND FIFTY CENTS ($3.50) per square foot as follows:

                       (i) Yearly Rate   . . . . . . .   $180,106.96
                       (ii) Monthly Rate   . . . . . .   $ 15,008.91

       B. Lessee's Renewal Option will be conditioned upon and subject to each of the following:

     (a) Lessee shall notify Lessor, in writing, of the exercise of its Renewal Option at least forty-five (45) days prior to the Termination Date, time being of the essence.

     (b) At the time Lessor receives Lessee's notice as provided in Subparagraph
(a) above, and at the Termination Date, Lessee shall not be in default of the terms and provisions of this Lease, and Lessee shall not have subleased any portion of the Demised Premises.

     (c) Lessee shall have no further renewal option other than the Renewal Option.

     (d) This Renewal Option shall be deemed personal to the Lessee and may not be assigned without the express consent of the Lessor.

     (e) Lessor shall have no obligation to do any work or perform any services for the Renewal Term with respect to the Demised Premises, which Lessee agrees to accept in its then "as is" condition, provided subject to Lessee's obligations pursuant to Paragraph 5A, the sprinkler, electrical and heating systems servicing the Demised Premises shall be in working order on the Commencement Date of the Renewal Term.

     53. LESSOR'S WORK

       A. Lessor, within thirty (30) days of the Commencement Date, shall at its sole cost and expense repair the men's room and women's room in the Demised Premises so that three (3) water closets in each are functioning properly.

       B. Lessor shall, as soon as weather permits, repair the roof of the Demised Premises so as to fix the existing leaks.

       C. Subject to the repairs referred to in Subparagraph A above, Lessor represents that on the Commencement Date the sprinkler, electrical systems servicing the Demised Premises shall be in working order. Landlord will promptly have the heating system repaired.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                           BMS ASSOCIATES

                                    By:  /s/ Stephen Rosen
                                         --------------------
                                          STEPHEN ROSEN,
                                          Managing Partner



                                          GRAHAM-FIELD, INC.
                                          LESSEE

                                    By:  /S/
                                         --------------------
                                         /S/
                                         President, General Counsel

                                  SCHEDULE A
                                   [Premises]

                                 SCHEDULE A-1
                                [Building Area]

                                  SCHEDULE A
                             [Detailed Premises]

                                  SCHEDULE A-1
                              [Detailed Premises]

                                  SCHEDULE A
                                   [Artwork]